Exhibit 10(i)
Bank of America Corporation
Key Associate Stock Plan Award Agreement
This document contains your Award Agreement under the Bank of America Corporation 2003 Key Associate Stock Plan. A Beneficiary Designation form is also included if you wish to designate a beneficiary.

What you need to do
1.	Review the Award Agreement to ensure you understand its provisions. With each award you receive, provisions of your Award Agreement may change so it is important to review your Award Agreement.

2.	Print the Award Agreement and file it with your important papers.

3.	Sign the Award Agreement and return a signed copy to Randall Morrow at 100 North Tryon Street, Charlotte, NC 28255-0001, Mailstop NC1-007-21-21.

4.	Designate a beneficiary for an award of Restricted Stock Units by completing a Beneficiary Designation Form and returning to Randall Morrow at the same address noted above.
2010 US KASP RSU
(3-year cliff)

List of Competitive Businesses (Effective 2010)*
American Express
Ameriprise Financial
Barclays
Black Rock
BNP Paribas
Capital One
Charles Schwab
Citigroup
Credit Suisse Group
Deutsche Bank
E*Trade Financial
Fidelity
GE Capital
GMAC Financial
Goldman Sachs
HSBC
Jefferies & Company
JPMorgan Chase
Morgan Stanley
Nomura Securities
Oppenheimer Holdings
Piper Jaffray Companies
Putnam Investments
Sallie Mae
State Street
TD AMERITRADE
UBS
US Bancorp
Wellington Management
Wells Fargo

*	Includes any subsidiaries and affiliates of the listed entities

2010 US KASP RSU
(3-year cliff)

2003 KEY ASSOCIATE STOCK PLAN
RESTRICTED STOCK UNITS AWARD AGREEMENT

		NUMBER OF RESTRICTED
GRANTED TO	GRANT DATE	STOCK UNITS
Sallie L. Krawcheck	January 15, 2010	180,723
Note: The number of Restricted Stock Units is based on a “divisor price” of $16.60, which is the five-day average closing price of Bank of America common stock for the five business days immediately preceding and including January 15, 2010.
This Restricted Stock Units Award Agreement and all Exhibits hereto (the “Agreement”) is made between Bank of America Corporation, a Delaware corporation (“Bank of America”), and you, an associate of Bank of America or one of its Subsidiaries.
Bank of America sponsors the Bank of America Corporation 2003 Key Associate Stock Plan (the “Stock Plan”). A Prospectus describing the Stock Plan has been delivered to you. The Stock Plan itself is available upon request, and its terms and provisions are incorporated herein by reference. When used herein, the terms which are defined in the Stock Plan shall have the meanings given to them in the Stock Plan, as modified herein (if applicable).
The Restricted Stock Units covered by this Agreement are being awarded to you pursuant to your offer letter with Bank of America dated August 3, 2009 and subject to the following terms and provisions:
1.	Subject to the terms and conditions of the Stock Plan and this Agreement, Bank of America awards to you the number of Restricted Stock Units shown above. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of one (1) share of Bank of America common stock.

2.	You acknowledge having read the Prospectus and agree to be bound by all the terms and conditions of the Stock Plan and this Agreement.

3.	If a cash dividend is paid with respect to Bank of America common stock, a cash dividend equivalent equal to the total cash dividend you would have received had your Restricted Stock Units been actual shares of Bank of America common stock will be accumulated and paid in cash through payroll when the Restricted Stock Units become earned and payable. Dividend equivalents are credited with interest at the three-year constant maturity Treasury rate in effect on the date of grant until the payment date.

4.	The Restricted Stock Units covered by this Award shall become earned by, and payable to, you in the amounts and on the dates shown on the enclosed Exhibit A.

5.	You agree that you shall comply with (or provide adequate assurance as to future compliance with) all applicable securities laws and income tax laws as determined by Bank of America as a condition precedent to the delivery of any shares of Bank of America common stock pursuant to this Agreement. In addition, you agree that, upon request, you will furnish a letter agreement providing that (i) you will not distribute or resell any of said shares in violation of the Securities Act of 1933, as
2010 US KASP RSU
(3-year cliff)

amended, (ii) you will indemnify and hold Bank of America harmless against all liability for any such violation and (iii) you will accept all liability for any such violation.

6.	You agree that the Restricted Stock Units covered by this Agreement are subject to the Incentive Compensation Recoupment Policy set forth in the Bank of America Corporate Governance Guidelines. To the extent allowed by and consistent with applicable law and any applicable limitations period, if it is determined at any time that you have engaged in Detrimental Conduct or engaged in any hedging or derivative transactions involving Bank of America common stock that would undermine the long-term performance incentives created by the Restricted Stock Units, Bank of America will be entitled to recover from you in its sole discretion some or all of the Restricted Stock Units covered by this Agreement. You recognize that if you engage in Detrimental Conduct or any hedging or derivative transactions involving Bank of America common stock, the losses to Bank of America and/or its Subsidiaries may amount to the full value of your Restricted Stock Units.

7.	By executing and returning a Beneficiary Designation Form, you may designate a beneficiary to receive payment in connection with the Restricted Stock Units awarded hereunder in the event of your death while in service with Bank of America or its Subsidiaries. If you do not designate a beneficiary or if your designated beneficiary does not survive you, then your beneficiary will be your estate. A Beneficiary Designation Form has been included in your Award package.

8.	The existence of this Award shall not affect in any way the right or power of Bank of America or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Bank of America’s capital structure or its business, or any merger or consolidation of Bank of America, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Bank of America common stock or the rights thereof, or the dissolution or liquidation of Bank of America, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

9.	Bank of America may, in its sole discretion, decide to deliver any documents related to this grant or future Awards that may be granted under the Stock Plan by electronic means or request your consent to participate in the Stock Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Stock Plan through an on-line or electronic system established and maintained by Bank of America or another third party designated by Bank of America.

Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as Bank of America may notify you from time to time; and to you at your electronic mail or postal address as shown on the records of Bank of America from time to time, or at such other electronic mail or postal address as you, by notice to Bank of America, may designate in writing from time to time.

10.	Regardless of any action Bank of America or your employer takes with respect to any or all income tax, payroll tax or other tax-related withholding (Tax-Related Items), you acknowledge that the ultimate liability for all Tax-Related Items owed by you is and remains your responsibility and that Bank of America and/or your employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant of Restricted Stock Units, including the grant and vesting of the Restricted Stock Units, the subsequent sale of Shares acquired upon the vesting of the Restricted Stock Units and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate your liability for Tax-Related Items.
2010 US KASP RSU
(3-year cliff)

In the event Bank of America determines that it and/or your employer must withhold any Tax-Related Items as a result of your participation in the Stock Plan, you agree as a condition of the grant of the Restricted Stock Units to make arrangements satisfactory to Bank of America and/or your employer to enable it to satisfy all withholding requirements, including, but not limited to, withholding any applicable Tax-Related Items from the pay-out of the Restricted Stock Units. In addition, you authorize Bank of America and/or your employer to fulfill its withholding obligations by all legal means, including, but not limited to: withholding Tax-Related Items from your wages, salary or other cash compensation your employer pays to you; withholding Tax-Related Items from the cash proceeds, if any, received upon sale of any Shares received in payment for your Restricted Stock Units; and at the time of payment, withholding Shares sufficient to meet minimum withholding obligations for Tax-Related Items. Bank of America may refuse to issue and deliver Shares in payment of any earned Restricted Stock Units if you fail to comply with any withholding obligation.

11.	The validity, construction and effect of this Agreement are governed by, and subject to, the laws of the State of Delaware and the laws of the United States, as provided in the Stock Plan. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of North Carolina and agree that such litigation shall be conducted solely in the courts of Mecklenburg County, North Carolina or the federal courts for the United States for the Western District of North Carolina, where this grant is made and/or to be performed, and no other courts.

12.	In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. This Agreement constitutes the final understanding between you and Bank of America regarding the Restricted Stock Units. Any prior agreements, commitments or negotiations concerning the Restricted Stock Units are superseded. Subject to the terms of the Stock Plan, this Agreement may only be amended by a written instrument signed by both parties.

13.	If you move to any country outside of the United States during the term of your Award, additional terms and conditions may apply to your Award. Bank of America reserves the right to impose other requirements on the Award to the extent Bank of America determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Award and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
IN WITNESS WHEREOF, Bank of America has caused this Agreement to be executed by its duly authorized officer, and you have hereunto set your hand, all effective as of the Grant Date listed above.

BANK OF AMERICA CORPORATION		ASSOCIATE

By:	Chief Executive Officer and President	/s/ Sallie L. Krawcheck Sallie L. Krawcheck
2010 US KASP RSU
(3-year cliff)

Exhibit A
Bank of America Corporation
2003 Key Associate Stock Plan
Payment of Restricted Stock Units
     (a) Payment Schedule. Subject to the provisions of paragraphs (b), (c) and (d) below, the Restricted Stock Units shall become earned and payable on the third anniversary of the Grant Date if you remain employed with Bank of America and its Subsidiaries through that date. Shares will be issued as soon as administratively practicable, generally within 30 days after the payment date.
     (b) Impact of Termination of Employment on Restricted Stock Units. If your employment with Bank of America and its Subsidiaries terminates prior to the above payment date, then any unearned Restricted Stock Units shall become earned and payable or be canceled depending on the reason for termination as follows:
(i)	Death. Any unearned Restricted Stock Units shall become immediately earned as of the date of your termination of employment if your termination is due to death. To the extent that your Restricted Stock Units become earned as a result of your termination of employment due to death, they shall be payable as soon as administratively practicable after the date of your death, generally within 30 days after notification of termination from the payroll system.

(ii)	Disability. If your employment is terminated by Bank of America or its Subsidiaries due to your Disability, then your Restricted Stock Units shall continue to become earned and payable at such time as provided in the Payment Schedule described in paragraph (a) (without regard to whether you are employed by Bank of America and its Subsidiaries), subject to your complying with the covenants set forth in paragraph (c) of Exhibit A of this Agreement other than Non-Competition.

(iii)	Workforce Reduction or Divestiture. If your employment is terminated by Bank of America or its Subsidiaries due to Workforce Reduction or Divestiture, then your Restricted Stock Units shall continue to become earned and payable at such time as provided in the Payment Schedule described in paragraph (a) (without regard to whether you are employed by Bank of America and its Subsidiaries), subject to your complying with the covenants set forth in paragraph (c) of Exhibit A of this Agreement other than Non-Competition.

(iv)	Other Termination by Bank of America Without Cause. If your employment is terminated by Bank of America or its Subsidiaries without Cause (other than Workforce Reduction or Divestiture), then your Restricted Stock Units shall continue to become earned and payable at such time as provided in the Payment Schedule described in paragraph (a) (without regard to whether you are employed by Bank of America and its Subsidiaries), subject to your complying with the covenants set forth in paragraph (c) of Exhibit A of this Agreement (including Non-Competition).
2010 US KASP RSU 10KCDRU & 10KCDR60U
(3-year cliff)

(v)	Termination by Bank of America With Cause. If your employment is terminated by your employer with Cause, then any unearned Restricted Stock Units shall be immediately canceled as of your employment termination date.

(vi)	Termination by You. If you voluntarily terminate your employment, then any unearned Restricted Stock Units shall be immediately canceled as of your employment termination date.
     (c) Covenants.
(i)	Non-Solicitation. You agree that during any period in which Restricted Stock Units remain payable, you will not directly or indirectly solicit or recruit for employment or encourage to leave employment with Bank of America or its Subsidiaries, on your own behalf or on behalf of any other person or entity other than Bank of America or its Subsidiaries any person who is an associate of Bank of America and its Subsidiaries. You further agree that during any period in which Restricted Stock Units remain payable, you will not, directly or indirectly, on your own behalf or on behalf of any other person or entity other than Bank of America or its Subsidiaries, solicit any client or customer of Bank of America and its Subsidiaries which you actively solicited or with whom you worked or otherwise had material contact in the course of your employment with Bank of America and its Subsidiaries.

(ii)	Non-Competition. You agree that during any period in which Restricted Stock Units remain payable following termination by Bank of America without Cause (other than Workforce Reduction or Divestiture), you will not engage in Competition.

(iii)	Detrimental Conduct. You agree that during any period in which Restricted Stock Units remain payable, you will not engage in Detrimental Conduct.

(iv)	Hedging or Derivative Transactions. You agree that during any period in which Restricted Stock Units remain payable, you will not engage in any hedging or derivative transactions involving Bank of America common stock that would undermine the long-term performance incentives created by the Restricted Stock Units.

(v)	Remedies. Payment of any Restricted Stock Units in accordance with the schedule set forth in paragraph (a) above is specifically conditioned on the requirement that (A) at all times prior to the Payment Date, you do not engage in solicitation, Competition, Detrimental Conduct or hedging or derivative transactions involving Bank of America common stock, as described in Paragraphs (c)(i), (ii), (iii) and (iv) during such period and (B) in case of termination by Bank of America without Cause (other than Workforce Reduction or Divestiture) prior to each of the first, second and third anniversary of the Grant Date, you provide Bank of America with a written certification that you have not engaged in Competition. To be effective, such certification must be provided on such form, at such time and pursuant to such procedures as Bank of America shall establish from time to time. If Bank of America determines in its reasonable business judgment that you have failed to satisfy either of the foregoing requirements, then any Restricted Stock Units that have not yet been paid shall be immediately cancelled as of the date of such determination.
2010 US KASP RSU 10KCDRU & 10KCDR60U
(3-year cliff)

     (d) Form of Payment. Payment of Restricted Stock Units shall be payable in the form of one share of common stock for each Restricted Stock Unit that is payable.
     (e) Definitions. For purposes hereof, the following terms shall have the following meanings:
Cause shall be defined as that term is defined in your offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means a termination of your employment with Bank of America and its Subsidiaries if it occurs in conjunction with a determination by your employer that you have (i) committed an act of fraud or dishonesty in the course of your employment; (ii) been convicted of (or plead no contest with respect to) a crime constituting a felony; (iii) committed an act or omission which causes you or Bank of America or its subsidiaries to be in violation of federal or state securities laws, rules or regulations, and/or the rules of any exchange or association of which Bank of America or its subsidiaries is a member, including statutory disqualification; (iv) failed to perform your job function(s), which Bank of America views as being material to your position and the overall business of Bank of America and its Subsidiaries under circumstances where such failure is detrimental to Bank of America or any Subsidiary; (v) materially breached any written policy applicable to associates of Bank of America and its Subsidiaries including, but not limited to, the Bank of America Corporation Code of Ethics and General Policy on Insider Trading; or (vi) made an unauthorized disclosure of any confidential or proprietary information of Bank of America or its Subsidiaries or have committed any other material violation of Bank of America’s written policy regarding Confidential and Proprietary Information.
Competition means your being engaged, directly or indirectly, whether as a director, officer, employee, consultant, agent or otherwise, with a business entity that is designated as a “Competitive Business” as of the date of your termination of employment. Bank of America shall communicate such list to you.
Detrimental Conduct means (A) any conduct that would constitute Cause or (B) any one of the following: (1) any act or omission by you resulting or intended to result in personal gain at the expense of Bank of America or its Subsidiaries; (2) the improper disclosure by you of proprietary, privileged or confidential information of Bank of America or its Subsidiaries or a client or former client of Bank of America or its Subsidiaries or breach of a fiduciary duty owed to Bank of America or its Subsidiaries or a client or former client of Bank of America or its Subsidiaries; (3) improper conduct by you including, but not limited to, fraud, unethical conduct, falsification of the records of Bank of America or its Subsidiaries, unauthorized removal of property or information of Bank of America or its Subsidiaries, intentional violation or negligent disregard for Bank of America’s or its Subsidiaries’ policies, rules and procedures, insubordination, theft, violent acts or threats of violence, unauthorized possession of controlled substances on the property of Bank of America or its Subsidiaries, conduct causing reputational harm to Bank of America or its Subsidiaries or a client of Bank of America or its Subsidiaries, or the use of the property, facilities or
2010 US KASP RSU 10KCDRU & 10KCDR60U
(3-year cliff)

services of Bank of America or its Subsidiaries for unauthorized or illegal purposes; (4) the performance by you of your employment duties in a manner deemed by Bank of America or its Subsidiaries to be grossly negligent; (5) the commission of a criminal act by you, whether or not performed in the workplace, that subjects, or if generally known, would subject Bank of America or its Subsidiaries to public ridicule or embarrassment; or (6) you taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that result in a significant financial loss to Bank of America or its Subsidiaries during or after the performance year.
Disability is as defined in the Stock Plan.
Divestiture means a termination of your employment with Bank of America and its Subsidiaries as the result of a divestiture or sale of a business unit as determined by your employer based on the personnel records of Bank of America and its Subsidiaries.
Workforce Reduction means your termination of employment with Bank of America and its Subsidiaries as a result of a labor force reduction, realignment or similar measure as determined by your employer and (i) you are officially notified in writing of your termination of employment due to a workforce reduction and eligibility for the Corporate Severance Program (or any successor program), or (ii) if not eligible for the Corporate Severance Program, you are notified in writing by an authorized officer of Bank of America or any Subsidiary that the termination is as a result of such action. Your termination of employment shall not be considered due to Workforce Reduction unless you execute all documents required under the Corporate Severance Program or otherwise, including without limitation any required release of claims, within the applicable time frames set forth in such documents or as prescribed by Bank of America. In the event you fail to execute all required documents in a timely fashion, your termination of employment will not be treated as a Workforce Reduction, and if any portion of your Award has been earned or paid to you after your termination of employment but before your failure to execute all required documents, you covenant and agree that you will have no right, title or interest in such amount earned or paid and that you will cause such amount to be returned immediately to Bank of America upon notice.
2010 US KASP RSU 10KCDRU & 10KCDR60U
(3-year cliff)

Bank of America Corporation
2003 Key Associate Stock Plan
Beneficiary Designation Form
Please complete this form if you wish to designate a beneficiary for your Shares of Restricted Stock or Restricted Stock Units granted under the Bank of America Corporation 2003 Key Associate Stock Plan (the “Stock Plan”) or if you wish to change your current beneficiary designation.
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With respect to any of my Awards of Restricted Stock or Restricted Stock Units under the Stock Plan that are outstanding and become payable at the time of my death, I hereby designate the following person or entity as my beneficiary to receive any payments in connection with those Awards in the event of my death.
Designation of Primary Beneficiary. I designate the following as my Primary Beneficiary(ies):

Name of Beneficiary	Birthdate	Address	Relationship

Designation of Secondary Beneficiary. I designate the following as my Secondary Beneficiary(ies):

Name of Beneficiary	Birthdate	Address	Relationship

Selection of Rule for Deceased Beneficiary. Select either Rule 1 or Rule 2 below by marking with an X. The rule selected shall be applied to Primary Beneficiaries and Secondary Beneficiaries separately so that no Secondary Beneficiary (or issue of a Secondary Beneficiary) shall be entitled to a share of the death benefits unless all Primary Beneficiaries fail to survive the Participant and, if Rule 2 is selected, all issue of all Primary Beneficiaries fail to survive the Participant.

—	Rule 1. The death benefits shall be paid in equal shares to those named Beneficiaries (either Primary or Secondary, as applicable) who survive me.

—	Rule 2. The death benefits shall be paid in equal shares to those named Beneficiaries (either Primary or Secondary, as applicable) who survive me and to the surviving issue collectively of each named Beneficiary (either Primary or Secondary, as applicable) who does not survive me but who leaves issue surviving me, with the equal share for such surviving issue of such deceased named Beneficiary to be divided among and paid to such issue on a per stirpes basis. (Issue means lineal descendants and includes adopted persons.)
I understand that I may change this designation at any time by executing a new form and delivering it to Fidelity Investments. This designation supercedes any prior beneficiary designation made by me with respect to Awards of Restricted Stock or Restricted Stock Units granted under the Stock Plan.

Signature of Participant:	Date:

Name of Participant (please print):

Participant’s Person Number:

2010 US KASP RSU 10KCDRU & 10KCDR60U
(3-year cliff)

Bank of America Corporation
Key Associate Stock Plan Award Agreement
This document contains your Award Agreement under the Bank of America Corporation 2003 Key Associate Stock Plan.

What you need to do
1.	Review the Award Agreement to ensure you understand its provisions. With each award you receive, provisions of your Award Agreement may change so it is important to review your Award Agreement.

2.	Print the Award Agreement and file it with your important papers.

3.	Accept your Award Agreement through the online acceptance process.*

*	If you do not accept your Award Agreement through the online acceptance process by November 15, 2010, or such other date that may be communicated, Bank of America will automatically accept the Award Agreement on your behalf.
For more information
For more information about your award, review your Award Agreement, which in all events is the controlling document for your award.
2010 Performance Based CRSU B1 US

Product ID: 10CKCR – 3 Year Cliff

2003 KEY ASSOCIATE STOCK PLAN
RESTRICTED STOCK UNITS AWARD AGREEMENT

NUMBER OF RESTRICTED
GRANTED TO	GRANT DATE	STOCK UNITS

Note: The number of Restricted Stock Units is based on a “divisor price” of $14.90, which is the ten-day average closing price of Bank of America Corporation common stock for the ten business days immediately preceding and including February 12, 2010.
This Restricted Stock Units Award Agreement and all Exhibits hereto (the “Agreement”) is made between Bank of America Corporation, a Delaware corporation (“Bank of America”), and you, an associate of Bank of America or one of its Subsidiaries.
Bank of America sponsors the Bank of America Corporation 2003 Key Associate Stock Plan (the “Stock Plan”). A Prospectus describing the Stock Plan has been delivered to you. The Stock Plan itself is available upon request, and its terms and provisions are incorporated herein by reference. When used herein, the terms which are defined in the Stock Plan shall have the meanings given to them in the Stock Plan, as modified herein (if applicable).
The Restricted Stock Units covered by this Agreement are being awarded to you in connection with your participation in the Performance Year 2009 program, subject to the following terms and provisions:
1.	Subject to the terms and conditions of the Stock Plan and this Agreement, Bank of America awards to you the number of Restricted Stock Units shown above. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of one (1) share of Bank of America common stock.

2.	You acknowledge having read the Prospectus and agree to be bound by all the terms and conditions of the Stock Plan and this Agreement.

3.	The Restricted Stock Units covered by this Award shall become earned by, and payable to, you in the amounts and on the dates shown on the enclosed Exhibit A.

4.	If a cash dividend is paid with respect to Bank of America common stock, a cash dividend equivalent equal to the total cash dividend you would have received had your Restricted Stock Units been actual shares of Bank of America common stock will be accumulated and paid in cash through payroll when the Restricted Stock Units become earned and payable. Dividend equivalents are credited with interest at the three-year constant maturity Treasury rate in effect on the date of grant until the payment date.

5.	You agree that you shall comply with (or provide adequate assurance as to future compliance with) all applicable securities laws and income tax laws as determined by Bank of America as a condition precedent to the delivery of any shares of Bank of America common stock pursuant to this Agreement. In addition, you agree that, upon request, you will furnish a letter agreement providing that (i) you will not distribute or resell any of said shares in violation of the Securities Act of 1933, as amended, (ii) you will indemnify and hold Bank of America harmless against all liability for any such violation and (iii) you will accept all liability for any such violation.
2010 Performance Based CRSU B1 US

Product ID: 10CKCR – 3 Year Cliff

6.	You agree that the Award covered by this Agreement is subject to the Incentive Compensation Recoupment Policy set forth in the Bank of America Corporate Governance Guidelines. To the extent allowed by and consistent with applicable law and any applicable limitations period, if it is determined at any time that you have engaged in Detrimental Conduct or engaged in any hedging or derivative transactions involving Bank of America common stock in violation of the Bank of America Corporation Code of Ethics that would undermine the long-term performance incentives created by the Award, Bank of America will be entitled to recover from you in its sole discretion some or all of the Restricted Stock Units covered by this Agreement. You recognize that if you engage in Detrimental Conduct or any hedging or derivative transactions involving Bank of America common stock, the losses to Bank of America and/or its Subsidiaries may amount to the full value of your Restricted Stock Units.

7.	You may designate a beneficiary to receive payment in connection with the Restricted Stock Units awarded hereunder in the event of your death while in service with Bank of America or its Subsidiaries in accordance with Bank of America’s beneficiary designation procedures, as in effect from time to time. If you do not designate a beneficiary or if your designated beneficiary does not survive you, then your beneficiary will be your estate.

8.	The existence of this Award shall not affect in any way the right or power of Bank of America or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Bank of America’s capital structure or its business, or any merger or consolidation of Bank of America, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Bank of America common stock or the rights thereof, or the dissolution or liquidation of Bank of America, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

9.	Bank of America may, in its sole discretion, decide to deliver any documents related to this grant or future Awards that may be granted under the Stock Plan by electronic means or request your consent to participate in the Stock Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Stock Plan through an on-line or electronic system established and maintained by Bank of America or another third party designated by Bank of America.

Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as Bank of America may notify you from time to time; and to you at your electronic mail or postal address as shown on the records of Bank of America from time to time, or at such other electronic mail or postal address as you, by notice to Bank of America, may designate in writing from time to time.

10.	Regardless of any action Bank of America or your employer takes with respect to any or all income tax, payroll tax or other tax-related withholding (Tax-Related Items), you acknowledge that the ultimate liability for all Tax-Related Items owed by you is and remains your responsibility and that Bank of America and/or your employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant of Restricted Stock Units, including the grant and vesting of the Restricted Stock Units the subsequent sale of Shares acquired upon the vesting of the Restricted Stock Units and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate your liability for Tax-Related Items.

In the event Bank of America determines that it and/or your employer must withhold any Tax-Related Items as a result of your participation in the Stock Plan, you agree as a condition of the grant of the
2010 Performance Based CRSU B1 US

Product ID: 10CKCR – 3 Year Cliff

Restricted Stock Units to make arrangements satisfactory to Bank of America and/or your employer to enable it to satisfy all withholding requirements, including, but not limited to: withholding Tax-Related Items from your wages, salary or other cash compensation your employer pays to you; withholding Tax-Related Items from the cash proceeds, if any, received upon sale of any Shares received in payment for your Restricted Stock Units; and at the time of payment, withholding Shares sufficient to meet minimum withholding obligations for Tax-Related Items. Bank of America may refuse to issue and deliver Shares in payment of any earned Restricted Stock Units if you fail to comply with any withholding obligation.

11.	The validity, construction and effect of this Agreement are governed by, and subject to, the laws of the State of Delaware and the laws of the United States, as provided in the Stock Plan. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of North Carolina and agree that such litigation shall be conducted solely in the courts of Mecklenburg County, North Carolina or the federal courts for the United States for the Western District of North Carolina, where this grant is made and/or to be performed, and no other courts.

12.	In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. This Agreement constitutes the final understanding between you and Bank of America regarding the Restricted Stock Units. Any prior agreements, commitments or negotiations concerning the Restricted Stock Units are superseded. Subject to the terms of the Stock Plan, this Agreement may only be amended by a written instrument signed by both parties.

13.	If you move to any country outside of the United States during the term of your Award, additional terms and conditions may apply to your Award. Bank of America reserves the right to impose other requirements on the Award to the extent Bank of America determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Award and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
IN WITNESS WHEREOF, Bank of America has caused this Agreement to be executed by its duly authorized officer, and you have hereunto set your hand, all effective as of the Grant Date listed above.

BANK OF AMERICA CORPORATION	ASSOCIATE

By:

Chief Executive Officer and President

2010 Performance Based CRSU B1 US

Product ID: 10CKCR – 3 Year Cliff

Exhibit A
Bank of America Corporation
2003 Key Associate Stock Plan

Payment of Restricted Stock Units
     (a) Payment Schedule. Subject to the provisions of paragraphs (b), (c), (d) and (e) below, the Restricted Stock Units (and any related dividend equivalents) shall be earned and payable on February 12, 2013 if you remain employed with Bank of America and its Subsidiaries through that date. Payment will be made as soon as administratively practicable, generally within 30 days after the payment date.
     (b) Impact of Termination of Employment on Restricted Stock Units. If your employment with Bank of America and its Subsidiaries terminates prior to the above payment date, then any unearned Restricted Stock Units (and any related dividend equivalents) shall become earned and payable or be canceled depending on the reason for termination as follows:
(i)	Death. Any unearned Restricted Stock Units (and any related dividend equivalents) shall become immediately earned and payable as of the date of your termination of employment if your termination is due to death. Payment will be made as soon as administratively practicable, generally within 30 days after notification of termination from the payroll system.

(ii)	Disability, Workforce Reduction or Divestiture. If your employment is terminated by Bank of America or its Subsidiaries due to Disability, Workforce Reduction or Divestiture, then your Restricted Stock Units (and any related dividend equivalents) shall continue to become earned and payable at such time as provided in the Payment Schedule described in paragraph (a) above (without regard to whether you are employed by Bank of America and its Subsidiaries), subject to your complying with the covenants set forth in paragraph (d) below and subject to the performance condition set forth in paragraph (e) below.

(iii)	Termination by Bank of America With Cause. If your employment is terminated by your employer with Cause, then any Restricted Stock Units (and any related dividend equivalents) that were not already earned and payable pursuant to paragraph (a) above as of the date of termination of employment shall be canceled as of that date.

(iv)	All Other Terminations. Unless you have attained the Rule of 60 as described below, any Restricted Stock Units (and any related dividend equivalents) that were not already earned and payable pursuant to paragraph (a) above as of the date of termination of employment shall be canceled as of that date.
     (c) Rule of 60. If your employment terminates for any reason other than death, Disability, Workforce Reduction, Divestiture or Cause after you have attained the Rule of 60, then any unearned Restricted Stock Units (and any related dividend equivalents) shall continue to become earned and payable in accordance with the schedule set forth in paragraph (a) above subject to the performance condition in paragraph (e) below, provided that (A) you do not engage in Competition during such period, (B) you comply with the covenants described in paragraph (d) below and (C) prior to each payment date, you provide Bank of America with a written certification that you have not engaged in Competition. To be effective, such certification must be provided on such form, at such time and pursuant to such procedures as Bank of America shall establish from time to time. If Bank of America determines in its reasonable business judgment that you have failed to satisfy any of the foregoing requirements, then any
2010 Performance Based CRSU B1 US

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unearned Restricted Stock Units (and any related dividend equivalents) shall be immediately canceled as of the date of such determination. In addition, from time to time following your termination of employment after having attained the Rule of 60, Bank of America may require you to further certify that you are not engaging in Competition, and if you fail to fully cooperate with any such requirement Bank of America may determine that you are engaging in Competition.
     (d) Covenants.
(i)	Non-Solicitation. You agree that during any period in which Restricted Stock Units (and any related dividend equivalents) remain payable, you will not directly or indirectly solicit or recruit for employment or encourage to leave employment with Bank of America or its Subsidiaries, on your own behalf or on behalf of any other person or entity other than Bank of America or its Subsidiaries any person who is an associate of Bank of America and its Subsidiaries. You further agree that during any such period, you will not, directly or indirectly, on your own behalf or on behalf of any other person or entity other than Bank of America or its Subsidiaries, solicit any client or customer of Bank of America and its Subsidiaries which you actively solicited or with whom you worked or otherwise had material contact in the course of your employment with Bank of America and its Subsidiaries.

(ii)	Detrimental Conduct. You agree that during any period in which Restricted Stock Units (and any related dividend equivalents) remain payable, you will not engage in Detrimental Conduct.

(iii)	Hedging or Derivative Transactions. You agree that during any period in which Restricted Stock Units (and any related dividend equivalents) remain payable, you will not engage in any hedging or derivative transactions involving Bank of America common stock in violation of the Bank of America Corporation Code of Ethics that would undermine the long-term performance incentive created by the Restricted Stock Units.

(iv)	Remedies. Payment of the Restricted Stock Units (and any related dividend equivalents) in accordance with the schedule set forth in paragraph (a) above is specifically conditioned on the requirement that at all times prior to each payment, you do not engage in solicitation, Detrimental Conduct or hedging or derivative transactions, as described in paragraphs (d)(i), (ii) and (iii), during such period. If Bank of America determines in its reasonable business judgment that you have failed to satisfy such requirements, then any Restricted Stock Units (and any related dividend equivalents) that have not yet been paid as of the date of such determination shall be canceled as of such date of determination.
     (e) Performance Condition. In order to encourage sustainable, long-term performance, payment of Restricted Stock Units (and any related dividend equivalents) on the payment date is specifically conditioned on Bank of America or its lines of business remaining profitable while the Restricted Stock Units (and any related dividend equivalents) remain payable. If a loss is determined to have occurred:
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(i)	with respect to Bank of America, if you are a direct report of the Chief Executive Officer who does not lead a line of business; or

(ii)	with respect to Bank of America or applicable line of business, if you lead a line of business, then your accountability for such loss will be determined, taking into account such factors as (i) the magnitude of the loss (including positive or negative variance from plan), (ii) your degree of involvement (including such factors as your current or former leadership role with respect to Bank of America or line of business, and the degree to which you were involved in decisions that are determined to have contributed to the loss), (iii) your performance and (iv) such other factors as deemed appropriate. The Compensation and Benefits Committee together, with key control functions, will review losses and your accountability. The Compensation and Benefits Committee will then make a final determination to either take no action or to cancel all or a portion of your Award. All such determinations will be final and binding.
     (f) Form of Payment. Payment of Restricted Stock Units shall be made in the form of one share of Bank of America common stock for each Restricted Stock Unit that is payable.
     (g) Definitions. For purposes hereof, the following terms shall have the following meanings:
All Other Terminations means any termination of your employment with Bank of America and its Subsidiaries prior to your having attained the Rule of 60, whether initiated by you or your employer, other than (i) a termination due to your death or Disability, (ii) a termination which constitutes a Workforce Reduction or Divestiture and (iii) a termination by your employer with Cause.
Cause shall be defined as that term is defined in your offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means a termination of your employment with Bank of America and its Subsidiaries if it occurs in conjunction with a determination by your employer that you have (i) committed an act of fraud or dishonesty in the course of your employment; (ii) been convicted of (or plead no contest with respect to) a crime constituting a felony; (iii) committed an act or omission which causes you or Bank of America or its Subsidiaries to be in violation of federal or state securities laws, rules or regulations, and/or the rules of any exchange or association of which Bank of America or its Subsidiaries is a member, including statutory disqualification; (iv) failed to perform your job duties, which Bank of America views as being material to your position and the overall business of Bank of America and its Subsidiaries under circumstances where such failure is detrimental to Bank of America or any Subsidiary, or to Bank of America’s or such Subsidiary’s business interests or reputation; (v) materially breached any written policy applicable to associates of Bank of America and its Subsidiaries including, but not limited to, the Bank of America Corporation Code of Ethics and General Policy on Insider Trading; or (vi) made an unauthorized disclosure of any confidential or proprietary information of Bank of America or its Subsidiaries or have committed any other material violation of Bank of America’s written policy regarding Confidential and Proprietary Information.
Competition means your being engaged, directly or indirectly, whether as a director, officer, employee, consultant, agent or otherwise, with a business entity that is designated as a “Competitive Business” as of the date of your termination of employment. Bank of America shall communicate such list to you.
2010 Performance Based CRSU B1 US

Product ID: 10CKCR – 3 Year Cliff

Detrimental Conduct means (A) any conduct that would constitute Cause or (B) any one of the following: (1) any act or omission by you resulting or intended to result in personal gain at the expense of Bank of America or its Subsidiaries; (2) the improper disclosure by you of proprietary, privileged or confidential information of Bank of America or its Subsidiaries or a client or former client of Bank of America or its Subsidiaries or breach of a fiduciary duty owed to Bank of America or its Subsidiaries or a client or former client of Bank of America or its Subsidiaries; (3) improper conduct by you including, but not limited to, fraud, unethical conduct, falsification of the records of Bank of America or its Subsidiaries, unauthorized removal of property or information of Bank of America or its Subsidiaries, intentional violation or negligent disregard for Bank of America’s or its Subsidiaries’ policies, rules and procedures, insubordination, theft, violent acts or threats of violence, unauthorized possession of controlled substances on the property of Bank of America or its Subsidiaries, conduct causing reputational harm to Bank of America or its Subsidiaries or a client of Bank of America or its Subsidiaries, or the use of the property, facilities or services of Bank of America or its Subsidiaries for unauthorized or illegal purposes; (4) the performance by you of your employment duties in a manner deemed by Bank of America or its Subsidiaries to be grossly negligent; (5) the commission of a criminal act by you, whether or not performed in the workplace, that subjects, or if generally known, would subject Bank of America or its Subsidiaries to public ridicule or embarrassment; or (6) you taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that result in a significant financial loss to Bank of America or its Subsidiaries during or after the performance year.
Disability is as defined in the Stock Plan.
Divestiture means a termination of your employment with Bank of America and its Subsidiaries as the result of a divestiture or sale of a business unit as determined by your employer based on the personnel records of Bank of America and its Subsidiaries.
Rule of 60 means, as of the date of your termination of employment with Bank of America and its Subsidiaries, you have (i) a length of service of at least ten (10) years and (ii) attained a combined age and years of service equal to at least sixty (60). Your length of service will be determined by your employer, and, in that regard, if you participate in a tax-qualified pension plan sponsored by Bank of America or its Subsidiaries, your length of service shall be your “Vesting Service” under the tax-qualified pension plan in which you participate.
Workforce Reduction means your termination of employment with Bank of America and its Subsidiaries as a result of a labor force reduction, realignment or similar measure as determined by your employer and (i) you are officially notified in writing of your termination of employment due to a workforce reduction and eligibility for the Corporate Severance Program (or any successor program), or (ii) if not eligible for the Corporate Severance Program, you are notified in writing by an authorized officer of Bank of America or any Subsidiary that the termination is as a result of such action. Your termination of employment shall not be considered due to Workforce Reduction unless you execute all documents required under the Corporate Severance Program or otherwise, including without limitation any required release of claims, within the applicable time frames set forth in such documents or as prescribed by Bank of America. In
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the event you fail to execute all required documents in a timely fashion, your termination of employment will not be treated as a Workforce Reduction, and if any portion of your Award has been earned or paid to you after your termination of employment but before your failure to execute all required documents, you covenant and agree that you will have no right, title or interest in such amount earned or paid and that you will cause such amount to be returned immediately to Bank of America upon notice.
2010 Performance Based CRSU B1 US

Product ID: 10CKCR – 3 Year Cliff

Bank of America Corporation
Key Associate Stock Plan Award Agreement
This document contains your Award Agreement under the Bank of America Corporation 2003 Key Associate Stock Plan.

What you need to do
1.	Review the Award Agreement to ensure you understand its provisions. With each award you receive, provisions of your Award Agreement may change so it is important to review your Award Agreement.

2.	Print the Award Agreement and file it with your important papers.
If you do not decline your Award Agreement by contacting your HR Manager by August 11, 2010 or such other date that may be communicated to you, you will be deemed to have accepted the terms of the Award Agreement and will be bound by them. If you decline your Award Agreement, your award will be canceled and you will not be entitled to any benefits from the award nor any compensation or benefits in lieu of the canceled award.
For more information
For more information about your award, review your Award Agreement, which in all events is the controlling document for your award or refer to your 2010 Bank of America Corporation Restricted Stock Share Award Fact Sheet for U.S. Based Associates (Special Equity Award), which is available on Flagscape under Benefits & Pay / Pay and Timekeeping / Stock & Long-Term Cash.
Product ID: 10KRSS
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2003 KEY ASSOCIATE STOCK PLAN
RESTRICTED STOCK AWARD AGREEMENT

GRANTED TO	GRANT DATE	NUMBER OF SHARES

Note: The number of Restricted Stock Shares is based on a “divisor price” of $14.90, which is the ten-day average closing price of Bank of America Corporation common stock for the ten business days immediately preceding and including February 12, 2010.
This Restricted Stock Award Agreement and all Exhibits hereto (the “Agreement”) is made between Bank of America Corporation, a Delaware corporation (“Bank of America”), and you, an associate of Bank of America or one of its Subsidiaries.
Bank of America sponsors the Bank of America Corporation 2003 Key Associate Stock Plan (the “Stock Plan”). A Prospectus describing the Stock Plan has been delivered to you. The Stock Plan itself is available upon request, and its terms and provisions are incorporated herein by reference. When used herein, the terms which are defined in the Stock Plan shall have the meanings given to them in the Stock Plan, as modified herein (if applicable).
The Shares of Restricted Stock covered by this Agreement are being awarded to you as part of your Performance Year 2009 incentive compensation, subject to the following terms and provisions:
1.	Subject to the terms and conditions of the Stock Plan and this Agreement, Bank of America awards to you the number of Shares of Restricted Stock shown above.

2.	You acknowledge having read the Prospectus and agree to be bound by all the terms and conditions of the Stock Plan and this Agreement.

3.	The Shares of Restricted Stock covered by this Award shall be released and delivered to you on the dates, and subject to the terms and conditions, set forth on the enclosed Exhibit A. Until they are released to you, the Shares shall be held by Bank of America. While the Shares are held by Bank of America, you shall not have the right to transfer, sell or otherwise dispose of such Shares or any interest therein.

4.	You shall have the right to receive dividends on the Shares prior to the date they are released to you. In accordance with Section 8.6 of the Stock Plan, you shall have the right to vote the Shares while they are held by Bank of America.

5.	You agree that you shall comply with (or provide adequate assurance as to future compliance with) all applicable securities laws and income tax laws as determined by Bank of America as a condition precedent to the delivery of any shares of Bank of America common stock pursuant to this Agreement. In addition, you agree that, upon request, you will furnish a letter agreement providing that (i) you will not distribute or resell any of said shares in violation of the Securities Act of 1933, as amended, (ii) you will indemnify and hold Bank of America harmless against all liability for any such violation and (iii) you will accept all liability for any such violation.
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6.	To the extent allowed by and consistent with applicable law and any applicable limitations period, if it is determined at any time that you have engaged in Detrimental Conduct, Bank of America will be entitled to recover from you in its sole discretion some or all of the Shares of Restricted Stock covered by this Agreement. You recognize that if you engage in Detrimental Conduct, the losses to Bank of America and/or its Subsidiaries may amount to the full value of your Shares.

7.	You may designate a beneficiary to receive any Shares awarded hereunder in the event of your death while in service with Bank of America or its Subsidiaries, in accordance with Bank of America’s beneficiary designation procedures, as in effect from time to time. If you do not designate a beneficiary or if your designated beneficiary does not survive you, then your beneficiary will be your estate.

8.	You acknowledge and agree that upon any event resulting in the cancellation of any Shares that have not yet been transferred to you in accordance with Exhibit A of this Agreement or otherwise in accordance with the Stock Plan, (i) your right to vote and to receive cash dividends on, and all other rights, title or interest in, to or with respect to, such Shares shall automatically, without further act, terminate and (ii) such Shares shall be returned to Bank of America. You hereby irrevocably appoint (which appointment is coupled with an interest) Bank of America as your agent and attorney-in-fact to take any necessary or appropriate action to cause the Shares to be returned to Bank of America, including without limitation executing and delivering stock powers and instruments of transfer, making endorsements and/or making, initiating or issuing instructions or entitlement orders, all in your name and on your behalf. You hereby ratify and approve all acts done by Bank of America as such attorney-in-fact. Without limiting the foregoing, you expressly acknowledge and agree that any transfer agent for the Shares is fully authorized and protected in relying on, and shall incur no liability in acting on, any documents, instruments, endorsements, instructions, orders or communications from Bank of America in connection with the Shares or the transfer thereof, and that any such transfer agent is a third party beneficiary of this Agreement.

9.	The existence of this Award shall not affect in any way the right or power of Bank of America or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Bank of America’s capital structure or its business, or any merger or consolidation of Bank of America, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Bank of America common stock or the rights thereof, or the dissolution or liquidation of Bank of America, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.	Bank of America may, in its sole discretion, decide to deliver any documents related to this grant or future Awards that may be granted under the Stock Plan by electronic means or request your consent to participate in the Stock Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Stock Plan through an on-line or electronic system established and maintained by Bank of America or another third party designated by Bank of America.

Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as Bank of America may notify you from time to time; and to you at your electronic mail or postal address as shown on the records of Bank of America from time to time, or at such other electronic mail or postal address as you, by notice to Bank of America, may designate in writing from time to time.
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11.	Regardless of any action Bank of America or your employer takes with respect to any or all income tax, payroll tax or other tax-related withholding (Tax-Related Items), you acknowledge that the ultimate liability for all Tax-Related Items owed by you is and remains your responsibility and that Bank of America and/or your employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant of Shares of Restricted Stock covered by this Agreement, including the grant or release of Shares, the subsequent sale of Shares following their release and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the Shares of Restricted Stock to reduce or eliminate your liability for Tax-Related Items.

In the event Bank of America determines that it and/or your employer must withhold any Tax-Related Items as a result of your participation in the Stock Plan, you agree as a condition of the grant of the Shares of Restricted Stock covered by this Agreement to make arrangements satisfactory to Bank of America and/or your employer to enable it to satisfy all withholding requirements. In addition, you authorize Bank of America and/or your employer to fulfill its withholding obligations by all legal means, including, but not limited to: withholding Tax-Related Items from your wages, salary or other cash compensation your employer pays to you; withholding Tax-Related Items from the cash proceeds, if any, received upon sale of any Shares following release; and at the time of grant, withholding Shares sufficient to meet minimum withholding obligations for Tax-Related Items. Bank of America may refuse to deliver Shares as otherwise scheduled if you fail to comply with any withholding obligation.

12.	The validity, construction and effect of this Agreement are governed by, and subject to, the laws of the State of Delaware and the laws of the United States, as provided in the Stock Plan. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of North Carolina and agree that such litigation shall be conducted solely in the courts of Mecklenburg County, North Carolina or the federal courts for the United States for the Western District of North Carolina, where this grant is made and/or to be performed, and no other courts.

13.	In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. This Agreement constitutes the final understanding between you and Bank of America regarding the Shares of Restricted Stock. Any prior agreements, commitments or negotiations concerning the Restricted Stock Shares are superseded. Subject to the terms of the Stock Plan, this Agreement may only be amended by a written instrument signed by both parties.

14.	If you move to any country outside of the United States during the term of your Award, additional terms and conditions may apply to your Award. Bank of America reserves the right to impose other requirements on the Award to the extent Bank of America determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Award and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
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IN WITNESS WHEREOF, Bank of America has caused this Agreement to be executed by its duly authorized officer, all effective as of the Grant Date listed above.
BANK OF AMERICA CORPORATION

By:
Chief Executive Officer and President
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2010 US Special Equity RSS

Exhibit A
Bank of America Corporation
2003 Key Associate Stock Plan
RELEASE OF SHARES
     (a) Schedule For Release. Shares were withheld on the grant date to assist with tax withholding obligations. Subject to the provisions of paragraphs (b) and (c) below, any remaining Shares of Restricted Stock covered by this Agreement shall be released and delivered to you in two (2) equal installments, as follows:

Number of Shares
Release Date*	to be Released
August 12, 2010	one-half (1/2) of remaining Shares
August 12, 2011	one-half (1/2) of remaining Shares

*	Shares will be delivered as soon as administratively practicable, generally within 30 days after the release date.
     (b) Impact of Termination of Employment on Release of Shares. If your employment with Bank of America and its Subsidiaries terminates prior to either of the above release date(s), then any of the Shares that have not yet been released shall be released or canceled depending on the reason for termination as follows:
(i)	Death. Any of the Shares that have not yet been released shall be released and delivered to you as soon as administratively practicable (generally within 30 days) after the date of your termination of employment if your termination is due to death.

(ii)	Termination by Bank of America With Cause. Any Shares that have not yet been released as of the date of termination of employment by your employer with Cause shall be canceled as of that date.

(iii)	All Other Terminations. Any Shares that have not yet been released as of the date of termination of employment shall continue to be released in accordance with the schedule set forth in paragraph (a) above, subject to compliance with the covenant in paragraph (c) below.
     (c) Covenant. You agree that during any period in which the Shares have not yet been released, you will not engage in Detrimental Conduct. Release of the Shares in accordance with the schedule set forth in paragraph (a) above is specifically conditioned on the requirement that at all times prior to each release date, you do not engage in Detrimental Conduct, as described in this paragraph, during such period. If Bank of America determines in its reasonable business judgment that you have failed to satisfy such requirement, then any Shares that have not yet been released as of the date of such determination shall be canceled as of such date of determination.
     (d) Definitions. For purposes hereof, the following terms shall have the following meanings:
All Other Terminations means any termination of your employment with Bank of America and its Subsidiaries, whether initiated by you or your employer, other
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than a termination due to your death and other than a termination by your employer with Cause.
Cause shall be defined as that term is defined in your offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means a termination of your employment with Bank of America and its Subsidiaries if it occurs in conjunction with a determination by your employer that you have (i) committed an act of fraud or dishonesty in the course of your employment; (ii) been convicted of (or plead no contest with respect to) a crime constituting a felony; (iii) committed an act or omission which causes you or Bank of America or its Subsidiaries to be in violation of federal or state securities laws, rules or regulations, and/or the rules of any exchange or association of which Bank of America or its Subsidiaries is a member, including statutory disqualification; (iv) failed to perform your job duties, which Bank of America views as being material to your position and the overall business of Bank of America and its Subsidiaries under circumstances where such failure is detrimental to Bank of America or any Subsidiary, or to Bank of America’s or such Subsidiary’s business interests or reputation; (v) materially breached any written policy applicable to associates of Bank of America and its Subsidiaries including, but not limited to, the Bank of America Corporation Code of Ethics and General Policy on Insider Trading; or (vi) made an unauthorized disclosure of any confidential or proprietary information of Bank of America or its Subsidiaries or have committed any other material violation of Bank of America’s written policy regarding Confidential and Proprietary Information.
Detrimental Conduct means (A) any conduct that would constitute Cause or (B) any one of the following: (1) any act or omission by you resulting or intended to result in personal gain at the expense of Bank of America or its Subsidiaries; (2) the improper disclosure by you of proprietary, privileged or confidential information of Bank of America or its Subsidiaries or a client or former client of Bank of America or its Subsidiaries or breach of a fiduciary duty owed to Bank of America or its Subsidiaries or a client or former client of Bank of America or its Subsidiaries; (3) improper conduct by you including, but not limited to, fraud, unethical conduct, falsification of the records of Bank of America or its Subsidiaries, unauthorized removal of property or information of Bank of America or its Subsidiaries, intentional violation or negligent disregard for Bank of America’s or its Subsidiaries’ policies, rules and procedures, insubordination, theft, violent acts or threats of violence, unauthorized possession of controlled substances on the property of Bank of America or its Subsidiaries, conduct causing reputational harm to Bank of America or its Subsidiaries or a client of Bank of America or its Subsidiaries, or the use of the property, facilities or services of Bank of America or its Subsidiaries for unauthorized or illegal purposes; (4) the performance by you of your employment duties in a manner deemed by Bank of America or its Subsidiaries to be grossly negligent; (5) the commission of a criminal act by you, whether or not performed in the workplace, that subjects, or if generally known, would subject Bank of America or its Subsidiaries to public ridicule or embarrassment; or (6) you taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that result in a significant financial loss to Bank of America or its Subsidiaries during or after the performance year.
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2010 US Special Equity RSS

This document contains your Award Agreement under the Bank of America Corporation 2003 Key Associate Stock Plan.
What you need to do
1.	Review the Award Agreement to ensure you understand its provisions. With each award you receive, provisions of your Award Agreement may change so it is important to review your Award Agreement.

2.	Print the Award Agreement and file it with your important papers.

3.	Accept your Award Agreement through the online acceptance process.*

4.	Designate your beneficiary on the Benefits OnLine® Beneficiary tab.

5.	Review the current competitor list, which can be found on Flagscape® under Benefits & Pay / Pay & Timekeeping / Stock and Long-Term Cash, to the extent that the competition restriction is applicable to you, as described in this Award Agreement.
* If you do not accept your Award Agreement through the online acceptance process by November 15, 2011, or such other date that may be communicated, Bank of America will automatically accept the Award Agreement on your behalf.
2003 KEY ASSOCIATE STOCK PLAN
PERFORMANCE CONTINGENT RESTRICTED STOCK UNITS
AWARD AGREEMENT

Granted To:

Grant Date:

Grant Type:

Number Granted:

Note: The number of Restricted Stock Units is based on a “divisor price” of $14.58 which is the ten-day average closing price of Bank of America Corporation common stock for the ten business days immediately preceding and including February 15, 2011.
This Performance Contingent Restricted Stock Units Award Agreement and all Exhibits hereto (the “Agreement”) is made between Bank of America Corporation, a Delaware corporation (“Bank of America”), and you, an associate of Bank of America or one of its Subsidiaries.
Bank of America sponsors the Bank of America Corporation 2003 Key Associate Stock Plan (the “Stock Plan”). A Prospectus describing the Stock Plan has been delivered to you. The Stock Plan itself is available upon request, and its terms and provisions are incorporated herein by reference. When used herein, the terms which are defined in the Stock Plan shall have the meanings given to them in the Stock Plan, as modified herein (if applicable).

The Restricted Stock Units covered by this Agreement are being awarded to you with respect to Performance Year 2010, subject to the following terms and provisions.
1. Subject to the terms and conditions of the Stock Plan and this Agreement, Bank of America awards to you the number of Restricted Stock Units shown above. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of one (1) share of Bank of America common stock.
2. You acknowledge having read the Prospectus and agree to be bound by all the terms and conditions of the Stock Plan and this Agreement.
3. The Restricted Stock Units covered by this Award shall become earned by, and payable to, you in the amounts and on the dates shown on the enclosed Exhibit A.
4. If a cash dividend is paid with respect to Bank of America common stock, a cash dividend equivalent equal to the total cash dividend you would have received had your Restricted Stock Units been actual shares of Bank of America common stock will be accumulated and paid in cash through payroll when the Restricted Stock Units become earned and payable. Dividend equivalents are credited with interest at the three-year constant maturity Treasury rate in effect on the date of grant until the payment date.
5. To the extent this Award is paid in shares of Bank of America common stock, you agree that you shall comply with (or provide adequate assurance as to future compliance with) all applicable securities laws as determined by Bank of America as a condition precedent to the delivery of any shares of Bank of America common stock pursuant to this Agreement. In addition, you agree that, upon request, you will furnish a letter agreement providing that (i) you will not distribute or resell any of said shares in violation of the Securities Act of 1933, as amended, (ii) you will indemnify and hold Bank of America harmless against all liability for any such violation and (iii) you will accept all liability for any such violation.
6. You agree that the Award covered by this Agreement is subject to the Incentive Compensation Recoupment Policy set forth in the Bank of America Corporate Governance Guidelines. To the extent allowed by and consistent with applicable law and any applicable limitations period, if it is determined at any time that you have engaged in Detrimental Conduct or engaged in any hedging or derivative transactions involving Bank of America common stock in violation of the Bank of America Corporation Code of Ethics that would undermine the long-term performance incentives created by the Award, Bank of America will be entitled to recover from you in its sole discretion some or all of the cash or shares of Bank of America common stock (and any related dividend equivalents) paid to you pursuant to this Agreement. You recognize that if you engage in Detrimental Conduct or any hedging or derivative transactions involving Bank of America common stock, the losses to Bank of America and/or its Subsidiaries may amount to the full value of any shares of Bank of America common stock (and any related dividend equivalents) and any cash paid to you pursuant to this Agreement. In addition, Awards are subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction and (iii) any policies adopted by Bank of America to implement such requirements, all to the extent determined by Bank of America in its discretion to be applicable to you.
7. You may designate a beneficiary to receive payment in connection with the Restricted Stock

Units awarded hereunder in the event of your death while in service with Bank of America or its Subsidiaries in accordance with Bank of America’s beneficiary designation procedures, as in effect from time to time. If you do not designate a beneficiary or if your designated beneficiary does not survive you, then your beneficiary will be your estate.
8. The existence of this Award shall not affect in any way the right or power of Bank of America or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Bank of America’s capital structure or its business, or any merger or consolidation of Bank of America, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Bank of America common stock or the rights thereof, or the dissolution or liquidation of Bank of America, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
9. Bank of America may, in its sole discretion, decide to deliver any documents related to this grant or future Awards that may be granted under the Stock Plan by electronic means or request your consent to participate in the Stock Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Stock Plan through an on-line or electronic system established and maintained by Bank of America or a third party designated by Bank of America.
Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as Bank of America may notify you from time to time; and to you at your electronic mail or postal address as shown on the records of Bank of America from time to time, or at such other electronic mail or postal address as you, by notice to Bank of America, may designate in writing from time to time.
10. Regardless of any action Bank of America or your employer takes with respect to any or all income tax, payroll tax or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items owed by you is and remains your responsibility and may exceed the amount actually withheld by Bank of America or your employer. You further acknowledge that Bank of America and/or your employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant of Restricted Stock Units, including the grant and vesting of the Restricted Stock Units, the subsequent sale of Shares acquired upon the vesting of the Restricted Stock Units and the receipt of any dividends and/or dividend equivalents; and (ii) do not commit to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate your liability for Tax-Related Items. Further, if you have become subject to the Tax-Related Items in connection with the Award in more than one jurisdiction, you acknowledge that Bank of America or your employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
In the event Bank of America determines that it and/or your employer must withhold any Tax-Related Items as a result of your participation in the Stock Plan, you agree as a condition of the grant of the Restricted Stock Units to make arrangements satisfactory to Bank of America and/or your employer to enable it to satisfy all withholding requirements, including, but not limited to, withholding any applicable Tax-Related Items from the pay-out of the Restricted Stock Units. In addition, you authorize Bank of America and/or your employer to fulfill its withholding obligations by all legal means, including, but not limited to, withholding Tax-Related Items from your wages, salary or other cash compensation your employer pays to you, withholding Tax-Related Items from the cash proceeds, if any, received upon any sale of any Shares received in payment for your Restricted Stock Units and, at the time of payment, withholding Shares sufficient to meet minimum withholding obligations for Tax-Related Items. Bank of America may refuse to pay any earned Restricted Stock Units if you fail to comply with any withholding obligation.
11. The validity, construction and effect of this Agreement are governed by, and subject to, the laws of the State of Delaware and the laws of the United States, as provided in the Stock Plan. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of North Carolina and agree that such litigation shall be conducted solely in the courts of Mecklenburg County, North Carolina or the federal courts for the United States for the Western District of North Carolina, where this grant is made and/or to be performed, and no other courts.
12. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. This Agreement constitutes the final understanding between you and Bank of America regarding the Restricted Stock Units. Any prior agreements, commitments or negotiations concerning the Restricted Stock Units are superseded. Subject to the terms of the Stock Plan, this Agreement may only be amended by a written instrument signed by both parties.
13. If you move to any country outside of the United States during the term of your Award, additional terms and conditions may apply to your Award. Bank of America reserves the right to impose other requirements on the Award to the extent Bank of America determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Award and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Exhibit A
Bank of America Corporation
2003 Key Associate Stock Plan
PAYMENT OF PERFORMANCE CONTINGENT RESTRICTED STOCK UNITS
     (a) PERFORMANCE-BASED VESTING SCHEDULE AND SETTLEMENT DATES.
          (i) Performance Vesting Schedule and Settlement Dates. Subject to the additional conditions set forth in paragraph (a)(iv) below, the number of Restricted Stock Units that are earned for a Performance Period equals (A) the total number of Restricted Stock Units granted times (B) the percentage earned in accordance with the following table, rounded down to the next whole unit and reduced by the number of Restricted Stock Units earned for any prior Performance Period.

Return on Assets for the Performance Period	Percentage of Restricted Stock Units Earned
Less than 50 basis points	0%
50 basis points	33-1/3%
65 basis points	66-2/3%
80 basis points or higher	100%

The percentage earned for performance between 50 basis points and 65 basis points or between 65 basis points and 80 basis points in any Performance Period shall be interpolated on a straight line basis. If Return on Assets does not equal at least 50 basis points for any Performance Period, then the Restricted Stock Units shall be canceled as of the completion of the final Performance Period.
          (ii) Annual Determinations. The determination as to whether, and the extent to which, the performance vesting requirements of this paragraph (a) have been satisfied for any Performance Period ending during a calendar year shall be made as soon as practicable after the end of the calendar year, and such results must be certified in writing by the Committee before settlement.
          (iii) Settlement Dates. The “Settlement Date” for any portion of the Award that satisfies the performance vesting requirements under this paragraph (a) during a calendar year shall be March 1 of the immediately following calendar year (e.g., March 1, 2012 for the Performance Period ending December 31, 2011; March 1, 2013 for any Performance Period ending in 2012; etc.). On the applicable Settlement Date, to the extent earned:

               (A) 40% of the Restricted Stock Units (rounded down to the next whole unit) shall be paid in cash in an amount equal to the number of such Restricted Stock Units payable in cash times the Fair Market Value of one (1) share of Bank of America common stock as of the applicable Settlement Date, and
               (B) the remaining Restricted Stock Units payable as of such Settlement Date shall be settled by issuing one (1) share of Bank of America common stock for each Restricted Stock Unit that is payable; provided, however, that the earliest Settlement Date for any portion of the Award to be settled in shares shall be March 1, 2014.
Settlement shall occur as soon as administratively practicable after the applicable Settlement Date, generally within 30 days.
          (iv) Additional Conditions. For any portion of the Award payable as of a Settlement Date, you must remain employed with Bank of America and its Subsidiaries through such Settlement Date except as otherwise provided in paragraphs (b) and (c) below. In addition, payment as of each Settlement Date is subject to your complying with the covenants set forth in paragraph (d) below and the additional performance condition set forth in paragraph (e) below.
     (b) IMPACT OF TERMINATION OF EMPLOYMENT ON RESTRICTED STOCK UNITS. If your employment with Bank of America and its Subsidiaries terminates prior to a Settlement Date, then (A) any Restricted Stock Units otherwise payable as of such Settlement Date plus (B) any other Restricted Stock Units that have not yet satisfied the performance vesting requirements of paragraph (a) above as of such Settlement Date (collectively, the “Unearned Restricted Stock Units”) (together with any related dividend equivalents) shall become earned and payable or be canceled depending on the reason for termination as follows.
          (i) Death. Any Unearned Restricted Stock Units (and any related dividend equivalents) shall become immediately earned and payable as of the date of your termination of employment if your termination is due to death. Payment shall be in the same form of payment as specified in paragraph (a)(iii) above, but with the cash portion based on the Fair Market Value of Bank of America common stock as of the date of your termination. Payment will be made as soon as administratively practicable, generally within 30 days after notification of termination from the payroll system.
          (ii) Disability. If your employment is terminated by Bank of America or its Subsidiaries due to Disability, then your Unearned Restricted Stock Units (and any related dividend equivalents) shall continue to become earned and payable in accordance with paragraph (a) above (without regard to whether you are employed by Bank of America and its Subsidiaries as of each applicable Settlement Date), subject to your complying with the covenants set forth in paragraph (d) below and to the additional performance condition set forth in paragraph (e) below.
          (iii) Termination by Bank of America With Cause. If your employment is terminated by Bank of America or its Subsidiaries with Cause, then any Unearned Restricted Stock Units (and any related dividend equivalents) shall be immediately canceled as of the date of your termination of employment.
          (iv) Change in Control. Notwithstanding anything in this Agreement to the contrary, if (A) a Change in Control occurs and (B) on or after the Change in Control and on or before the second anniversary of the Change in Control either (1) your employment is terminated by Bank of America or its Subsidiaries without Cause or (2) you terminate your employment with Bank of America or its Subsidiaries for Good Reason, then any Unearned Restricted Stock Units (and any related dividend equivalents) shall become immediately earned as of the date of such termination and shall be payable as of the immediately following Settlement Date (in the same form of payment as specified in paragraph (a)(iii) above), without regard to the covenants set forth in paragraph (d) below or the additional performance condition set forth in paragraph (e) below.
          (v) All Other Terminations. In case of All Other Terminations, unless you have attained the Rule of 60 as described below, any Unearned Restricted Stock Units (and any related dividend equivalents) shall be immediately canceled as of the date of your termination of employment. [For Mr. Montag: Notwithstanding the foregoing or any other provision herein to the contrary, in accordance with the terms of your offer letter dated May 1, 2008, if your employment is terminated by Bank of America without “Cause” or you terminate your employment for “Good Reason” (as such terms are defined in your offer letter), then your Unearned Restricted Stock Units (and any related dividend equivalents) shall continue to become earned and payable in accordance with paragraph (a) above (without regard to whether you are employed by Bank of America and its Subsidiaries as of each applicable Settlement Date), subject to your complying with the covenants set forth in paragraph (d) below and to the additional performance condition set forth in paragraph (e) below.]
     (c) RULE OF 60. If your employment terminates for any reason other than death, Disability, Cause or in connection with a Change in Control as described in paragraph (b)(iv) above after you have attained the Rule of 60, then any Unearned Restricted Stock Units (and any related dividend equivalents) shall continue to become earned and payable in accordance with paragraph (a) above (without regard to whether you are employed by Bank of America and its Subsidiaries as of each applicable Settlement Date) subject to the performance condition in paragraph (e) below, provided that (i) to the extent permissible under applicable law, you do not engage in Competition during such period, (ii) you comply with the covenants described in paragraph (d) below and (iii) prior to each applicable Settlement Date, you provide Bank of America with a written certification that you have not engaged in Competition to the extent the Competition restriction in (i) above is applicable. To be effective, such certification must be provided on such form, at such time and pursuant to such procedures as Bank of America shall establish from time to time. If Bank of America determines in its reasonable business judgment that you have failed to satisfy any of the foregoing requirements, then any Unearned Restricted Stock Units (and any related dividend equivalents) shall be immediately canceled as of the date of such determination. In addition, from time to time following your termination of employment after having attained the Rule of 60, Bank of America may require you to further certify that you are not engaging in Competition, and if you fail to fully cooperate with any such requirement Bank of America may determine that you are engaging in Competition.
     (d) COVENANTS.
          (i) Non-Solicitation. You agree that during any period in which Restricted Stock Units (and any related dividend equivalents) remain payable, (A) you will not directly or indirectly solicit or recruit for employment or encourage to leave employment with Bank of America or its Subsidiaries, on your own behalf or on behalf of any other person or entity other than Bank of America or its Subsidiaries, any person who is an associate of Bank of America and its Subsidiaries and (B) to the extent permissible under applicable law, you will not, directly or indirectly, on your own behalf or on behalf of any other person or entity other than Bank of America or its Subsidiaries, solicit any client or customer of Bank of America and its Subsidiaries which you actively solicited or with whom you worked or otherwise had material contact in the course of your employment with Bank of America and its Subsidiaries.
          (ii) Detrimental Conduct. You agree that during any period in which Restricted Stock Units (and any related dividend equivalents) remain payable, you will not engage in Detrimental Conduct.
          (iii) Hedging or Derivative Transactions. You agree that during any period in which Restricted Stock Units (and any related dividend equivalents) remain payable, you will not engage in any hedging or derivative transactions involving Bank of America common stock in violation of the Bank of America Corporation Code of Ethics that would undermine the long-term performance incentive created by the Restricted Stock Units.
          (iv) Remedies. Payment of the Restricted Stock Units (and any related dividend equivalents) on any Settlement Date is specifically conditioned on the requirement that at all times prior to the Settlement Date, you do not engage in solicitation, Detrimental Conduct or hedging or derivative transactions, as described in paragraphs (d)(i), (ii) and (iii), during such period. If Bank of America determines in its reasonable business judgment that you have failed to satisfy such requirements, then any Unearned Restricted Stock Units (and any related dividend equivalents) as of the date of such determination shall be canceled as of such date of determination.
     (e) PERFORMANCE CONDITION. In order to encourage sustainable, long-term performance, payment of the Restricted Stock Units (and any related dividend equivalents) on any Settlement Date is specifically conditioned on Bank of America or its lines of business remaining profitable during the calendar year preceding the applicable Settlement Date. If a loss is determined to have occurred:
          (i) with respect to Bank of America, if you are the Chief Executive Officer, Chief Financial Officer, any Chief Executive Officer direct report who does not lead a line of business or who is part of a key control function (such as audit, compliance, human resources, legal, risk, etc.); or
          (ii) with respect to Bank of America or the applicable line of business, if you lead a line of business;
then your accountability for such loss will be determined, taking into account such factors as (i) the magnitude of the loss (including positive or negative variance from plan), (ii) your degree of involvement (including such factors as your current or former leadership role with respect to Bank of America or line of business, and the degree to which you were involved in decisions that are determined to have contributed to the loss), (iii) your performance and (iv) such other factors as deemed appropriate. The Committee, together with key control functions, will review losses and your accountability. The Committee will then make a final determination to either take no action or to cancel all or a portion of the Restricted Stock Units otherwise payable as of the applicable Settlement Date. All such determinations will be final and binding.
     (f) DEFINITIONS. For purposes hereof, the following terms shall have the following meanings.

          All Other Terminations means any termination of your employment with Bank of America and its Subsidiaries prior to your having attained the Rule of 60, whether initiated by you or your employer, other than (i) a termination due to your death or Disability, (ii) a termination with Cause and (iii) a termination in connection with a Change in Control as described in paragraph (b)(iv) above.
          Cause shall be defined as that term is defined in your offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means a termination of your employment with Bank of America and its Subsidiaries if it occurs in conjunction with a determination by your employer that you have (i) committed an act of fraud or dishonesty in the course of your employment; (ii) been convicted of (or plead no contest with respect to) a crime constituting a felony or a crime of comparable magnitude under applicable law (as determined by Bank of America in its sole discretion); (iii) committed an act or omission which causes you or Bank of America or its Subsidiaries to be in violation of federal or state securities laws, rules or regulations and/or the rules of any exchange or association of which Bank of America or its Subsidiaries is a member, including statutory disqualification; (iv) failed to perform your job duties, which Bank of America views as being material to your position and the overall business of Bank of America and its Subsidiaries under circumstances where such failure is detrimental to Bank of America or any Subsidiary, or to Bank of America’s or such Subsidiary’s business interests or reputation; (v) materially breached any written policy applicable to associates of Bank of America and its Subsidiaries including, but not limited to, the Bank of America Corporation Code of Ethics and General Policy on Insider Trading; or (vi) made an unauthorized disclosure of any confidential or proprietary information of Bank of America or its Subsidiaries or have committed any other material violation of Bank of America’s written policy regarding Confidential and Proprietary Information.
          Competition means your being engaged, directly or indirectly, whether as a director, officer, employee, consultant, agent or otherwise, with a business entity that is designated as a “Competitive Business” as of the date of your termination of employment. Bank of America shall communicate such list to you.
          Detrimental Conduct means (i) any conduct that would constitute Cause or (ii) any one of the following: (A) any act or omission by you resulting or intended to result in personal gain at the expense of Bank of America or its Subsidiaries; (B) the improper disclosure by you of proprietary, privileged or confidential information of Bank of America or its Subsidiaries or a client or former client of Bank of America or its Subsidiaries or breach of a fiduciary duty owed to Bank of America or its Subsidiaries or a client or former client of Bank of America or its Subsidiaries; (C) improper conduct by you including, but not limited to, fraud, unethical conduct, falsification of the records of Bank of America or its Subsidiaries, unauthorized removal of property or information of Bank of America or its Subsidiaries, intentional violation or negligent disregard for Bank of America’s or its Subsidiaries’ policies, rules and procedures, insubordination, theft, violent acts or threats of violence, unauthorized possession of controlled substances on the property of Bank of America or its Subsidiaries, conduct causing reputational harm to Bank of America or its Subsidiaries or a client of Bank of America or its Subsidiaries, or the use of the property, facilities or services of Bank of America or its Subsidiaries for unauthorized or illegal purposes; (D) the performance by you of your employment duties in a manner deemed by Bank of America or its Subsidiaries to be grossly negligent; (E) the commission of a criminal act by you, whether or not performed in the workplace, that subjects, or if generally known, would subject Bank of America or its Subsidiaries to public ridicule or embarrassment; or (F) you taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that result in a significant financial loss to Bank of America or its Subsidiaries during or after the performance year.
          Disability is as defined in the Stock Plan.
          Good Reason means, provided that you have complied with the Good Reason Process, the occurrence of any of the following events without your consent: (i) a material diminution in your responsibility, authority or duty; (ii) a material diminution in your base salary except for across-the-board salary reductions based on Bank of America and its Subsidiaries’ financial performance similarly affecting all or substantially all management employees of Bank of America and its Subsidiaries; or (iii) the relocation of the office at which you were principally employed immediately prior to a Change in Control to a location more than fifty (50) miles from the location of such office, or your being required to be based anywhere other than such office, except to the extent you were not previously assigned to a principal location and except for required travel on your employer’s business to an extent substantially consistent with your business travel obligations at the time of the Change in Control.
          Good Reason Process means that (i) you reasonably determine in good faith that a Good Reason condition has occurred; (ii) you notify Bank of America and its Subsidiaries in writing of the occurrence of the Good Reason condition within sixty (60) days of such occurrence; (iii) you cooperate in good faith with Bank of America and its Subsidiaries’ efforts, for a period of not less than thirty (30) days following such notice (the “Cure Period”), to remedy the condition; (iv) notwithstanding such efforts, the Good Reason condition continues to exist following the Cure Period; and (v) you terminate your employment for Good Reason within sixty (60) days after the end of the Cure Period. If Bank of America or its Subsidiaries cures the Good Reason condition during the Cure Period, and you terminate your employment with Bank of America and its Subsidiaries due to such condition (notwithstanding its cure), then you will not be deemed to have terminated your employment for Good Reason.
          Performance Period means each trailing four calendar quarters, beginning with the four calendar quarters ending December 31, 2011 and continuing for each calendar quarter thereafter through December 31, 2015.
          Return on Assets means “Return on Assets” as defined in the Stock Plan, as calculated for the applicable Performance Period in accordance with generally accepted accounting principles in effect as of January 1, 2011.
          Rule of 60 means, as of the date of your termination of employment with Bank of America and its Subsidiaries, you have (i) a length of service of at least ten (10) years and (ii) attained a combined age and years of service equal to at least sixty (60). Your length of service will be determined by your employer, and, in that regard, if you participate in a tax-qualified pension plan sponsored by Bank of America or its Subsidiaries, your length of service shall be your “Vesting Service” under the tax-qualified pension plan in which you participate. [For Mr. Noski: Notwithstanding the foregoing, you shall be deemed to have satisfied the Rule of 60 as of the date you attain age 60.] [For Mr. Montag: Notwithstanding the foregoing, you shall be deemed to have satisfied the Rule of 60 as of the third anniversary of your date of hire.]

IN WITNESS WHEREOF, Bank of America has caused this Agreement to be executed by its duly authorized officer, and you have hereunto set your hand, all effective as of the Grant Date listed above.
Brian T. Moynihan
Chief Executive Officer and President

This document contains your Award Agreement under the Bank of America Corporation 2003 Key Associate Stock Plan.
What you need to do
1.	Review the Award Agreement to ensure you understand its provisions. With each award you receive, provisions of your Award Agreement may change so it is important to review your Award Agreement.

2.	Print the Award Agreement and file it with your important papers.

3.	Accept your Award Agreement through the online acceptance process.*

4.	Designate your beneficiary on the Benefits OnLine® Beneficiary tab.

5.	Review the current competitor list, which can be found on Flagscape® under Benefits & Pay / Pay & Timekeeping / Stock and Long-Term Cash, to the extent that the competition restriction is applicable to you, as described in this Award Agreement.
*If you do not accept your Award Agreement through the online acceptance process by November 15, 2011, or such other date that may be communicated, Bank of America will automatically accept the Award Agreement on your behalf.
2003 KEY ASSOCIATE STOCK PLAN
RESTRICTED STOCK UNITS AWARD AGREEMENT

Granted To:

Grant Date:

Grant Type:

Number Granted:

Note: The number of Restricted Stock Units is based on a “divisor price” of $14.58, which is the ten-day average closing price of Bank of America Corporation common stock for the ten business days immediately preceding and including February 15, 2011.
This Restricted Stock Units Award Agreement and all Exhibits hereto (the “Agreement”) is made between Bank of America Corporation, a Delaware corporation (“Bank of America”), and you, an associate of Bank of America or one of its Subsidiaries.
Bank of America sponsors the Bank of America Corporation 2003 Key Associate Stock Plan (the “Stock Plan”). A Prospectus describing the Stock Plan has been delivered to you. The Stock Plan itself is available upon request, and its terms and provisions are incorporated herein by reference. When used herein, the terms which are defined in the Stock Plan shall have the meanings given to them in the Stock Plan, as modified herein (if applicable).
The Restricted Stock Units covered by this Agreement are being awarded to you in connection with your participation in the Performance Year 2010 program, subject to the following terms and provisions.
1. Subject to the terms and conditions of the Stock Plan and this Agreement, Bank of America awards to you the number of Restricted Stock Units shown above. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of one (1) share of Bank of America common stock.
2. You acknowledge having read the Prospectus and agree to be bound by all the terms and conditions of the Stock Plan and this Agreement.
3. The Restricted Stock Units covered by this Award shall become earned by, and payable to, you in the amounts and on the dates shown on the enclosed Exhibit A.
4. If a cash dividend is paid with respect to Bank of America common stock, a cash dividend equivalent equal to the total cash dividend you would have received had your Restricted Stock Units been actual shares of Bank of America common stock will be accumulated and paid in cash through payroll when the Restricted Stock Units become earned and payable. Dividend equivalents are credited with interest at the three-year constant maturity Treasury rate in effect on the date of grant until the payment date.
5. You agree that you shall comply with (or provide adequate assurance as to future compliance with) all applicable securities laws as determined by Bank of America as a condition precedent to the delivery of any shares of Bank of America common stock pursuant to this Agreement. In addition, you agree that, upon request, you will furnish a letter agreement providing that (i) you will not distribute or resell any of said shares in violation of the Securities Act of 1933, as amended, (ii) you will indemnify and hold Bank of America harmless against all liability for any such violation and (iii) you will accept all liability for any such violation.
6. To the extent allowed by and consistent with applicable law and any applicable limitations period, if it is determined at any time that you have engaged in Detrimental Conduct or engaged in any hedging or derivative transactions involving Bank of America common stock in violation of the Bank of America Corporation Code of Ethics that would undermine the long-term performance incentives created by the Award, Bank of America will be entitled to recover from you in its sole discretion some or all of the shares of Bank of America common stock (and any related dividend equivalents) paid to you pursuant to this Agreement. You recognize that if you engage in Detrimental Conduct or any hedging or derivative transactions involving Bank of America common stock, the losses to Bank of America and/or its Subsidiaries may amount to the full value of any shares of Bank of America common stock (and any related dividend equivalents) paid to you pursuant to this Agreement. In addition, Awards are subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction and (iii) any policies adopted by Bank of America to implement such requirements, all to the extent determined by Bank of America in its discretion to be applicable to you.

7. You may designate a beneficiary to receive payment in connection with the Restricted Stock Units awarded hereunder in the event of your death while in service with Bank of America or its Subsidiaries in accordance with Bank of America’s beneficiary designation procedures, as in effect from time to time. If you do not designate a beneficiary or if your designated beneficiary does not survive you, then your beneficiary will be your estate.
8. The existence of this Award shall not affect in any way the right or power of Bank of America or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Bank of America’s capital structure or its business, or any merger or consolidation of Bank of America, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Bank of America common stock or the rights thereof, or the dissolution or liquidation of Bank of America, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
9. Bank of America may, in its sole discretion, decide to deliver any documents related to this grant or future Awards that may be granted under the Stock Plan by electronic means or request your consent to participate in the Stock Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Stock Plan through an on-line or electronic system established and maintained by Bank of America or a third party designated by Bank of America.
Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as Bank of America may notify you from time to time; and to you at your electronic mail or postal address as shown on the records of Bank of America from time to time, or at such other electronic mail or postal address as you, by notice to Bank of America, may designate in writing from time to time.
10. Regardless of any action Bank of America or your employer takes with respect to any or all income tax, payroll tax or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items owed by you is and remains your responsibility and may exceed the amount actually withheld by Bank of America or your employer. You further acknowledge that Bank of America and/or your employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant of Restricted Stock Units, including the grant and vesting of the Restricted Stock Units, the subsequent sale of Shares acquired upon the vesting of the Restricted Stock Units and the receipt of any dividends and/or dividend equivalents; and (ii) do not commit to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate your liability for Tax-Related Items. Further, if you have become subject to the Tax-Related Items in connection with the Award in more than one jurisdiction, you acknowledge that Bank of America or your employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
In the event Bank of America determines that it and/or your employer must withhold any Tax-Related Items as a result of your participation in the Stock Plan, you agree as a condition of the grant of the Restricted Stock Units to make arrangements satisfactory to Bank of America and/or your employer to enable it to satisfy all withholding requirements, including, but not limited to, withholding any applicable Tax-Related Items from the pay-out of the Restricted Stock Units. In addition, you authorize Bank of America and/or your employer to fulfill its withholding obligations by all legal means, including, but not limited to, withholding Tax-Related Items from your wages, salary or other cash compensation your employer pays to you, withholding Tax-Related Items from the cash proceeds, if any, received upon any sale of any Shares received in payment for your Restricted Stock Units and, at the time of payment, withholding Shares sufficient to meet minimum withholding obligations for Tax-Related Items. Bank of America may refuse to issue and deliver Shares in payment of any earned Restricted Stock Units if you fail to comply with any withholding obligation.
11. The validity, construction and effect of this Agreement are governed by, and subject to, the laws of the State of Delaware and the laws of the United States, as provided in the Stock Plan. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of North Carolina and agree that such litigation shall be conducted solely in the courts of Mecklenburg County, North Carolina or the federal courts for the United States for the Western District of North Carolina, where this grant is made and/or to be performed, and no other courts.
12. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. This Agreement constitutes the final understanding between you and Bank of America regarding the Restricted Stock Units. Any prior agreements, commitments or negotiations concerning the Restricted Stock Units are superseded. Subject to the terms of the Stock Plan, this Agreement may only be amended by a written instrument signed by both parties.
13. If you move to any country outside of the United States during the term of your Award, additional terms and conditions may apply to your Award. Bank of America reserves the right to impose other requirements on the Award to the extent Bank of America determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Award and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Exhibit A
Bank of America Corporation
2003 Key Associate Stock Plan
PAYMENT OF RESTRICTED STOCK UNITS
     (a) PAYMENT SCHEDULE. Subject to the provisions of paragraphs (b), (c) and (d) below, the Restricted Stock Units (and any related dividend equivalents) shall be earned and payable in three (3) equal annual installments if you remain employed with Bank of America and its Subsidiaries through each of the payment dates as follows.

Number of Restricted Stock Units
Payment Date*	That Become Earned and Payable
First anniversary of Grant Date	one-third (1/3) of Award
Second anniversary of Grant Date	one-third (1/3) of Award
Third anniversary of Grant Date	one-third (1/3) of Award
* Payment will be made as soon as administratively practicable, generally within 30 days after the payment date.
     (b) IMPACT OF TERMINATION OF EMPLOYMENT ON RESTRICTED STOCK UNITS. If your employment with Bank of America and its Subsidiaries terminates prior to any of the above payment date(s), then any unearned Restricted Stock Units (and any related dividend equivalents) shall become earned and payable or be canceled depending on the reason for termination as follows.
          (i) Death. Any unearned Restricted Stock Units (and any related dividend equivalents) shall become immediately earned and payable as of the date of your termination of employment if your termination is due to death. Payment will be made as soon as administratively practicable, generally within 30 days after notification of termination from the payroll system.
          (ii) Disability, Workforce Reduction or Divestiture. If your employment is terminated by Bank of America or its Subsidiaries due to Disability, Workforce Reduction or Divestiture, then your Restricted Stock Units (and any related dividend equivalents) shall continue to become earned and payable at such time as provided in the Payment Schedule described in paragraph (a) above (without regard to whether you are employed by Bank of America and its Subsidiaries), subject to your complying with the covenants set forth in paragraph (d) below.
          (iii) Termination by Bank of America With Cause. If your employment is terminated by Bank of America or its Subsidiaries with Cause, then any Restricted Stock Units (and any related dividend equivalents) that were not already earned and payable pursuant to paragraph (a) above as of the date of termination of employment shall be canceled as of that date.

          (iv) Change in Control. Notwithstanding anything in this Agreement to the contrary, if (A) a Change in Control occurs and (B) on or after the Change in Control and on or before the second anniversary of the Change in Control either (1) your employment is terminated by Bank of America or its Subsidiaries without Cause or (2) you terminate your employment with Bank of America or its Subsidiaries for Good Reason, then any Restricted Stock Units (and any related dividend equivalents) shall become immediately earned as of the date of such termination and shall be payable at such time as provided in the Payment Schedule described in paragraph (a) above, without regard to the covenants set forth in paragraph (d) below.
          (v) All Other Terminations. Unless you have attained the Rule of 60 as described below, in the case of All Other Terminations any Restricted Stock Units (and any related dividend equivalents) that were not already earned and payable pursuant to paragraph (a) above as of the date of termination of employment shall be canceled as of that date.
     (c) RULE OF 60. If your employment terminates for any reason other than death, Disability, Workforce Reduction, Divestiture, Cause or in connection with a Change in Control as described in paragraph (b)(iv) above after you have attained the Rule of 60, then any unearned Restricted Stock Units (and any related dividend equivalents) shall continue to become earned and payable in accordance with the Payment Schedule set forth in paragraph (a) above, provided that (i) to the extent permissible under applicable law, you do not engage in Competition during such period, (ii) you comply with the covenants described in paragraph (d) below and (iii) prior to each payment date, you provide Bank of America with a written certification that you have not engaged in Competition to the extent the Competition restriction in (i) above is applicable. To be effective, such certification must be provided on such form, at such time and pursuant to such procedures as Bank of America shall establish from time to time. If Bank of America determines in its reasonable business judgment that you have failed to satisfy any of the foregoing requirements, then any unearned Restricted Stock Units (and any related dividend equivalents) shall be immediately canceled as of the date of such determination. In addition, from time to time following your termination of employment after having attained the Rule of 60, Bank of America may require you to further certify that you are not engaging in Competition, and if you fail to fully cooperate with any such requirement Bank of America may determine that you are engaging in Competition. Notwithstanding anything in this Agreement to the contrary, if (1) you are a permanent resident of California or (2) you are a tax resident of California who is assigned to perform services for Bank of America or any Subsidiary from an office located in California, the Competition restriction described in (i) above and the certification requirement described in (iii) above will not apply to this Award.
     (d) COVENANTS.
          (i) Non-Solicitation. You agree that during any period in which Restricted Stock Units (and any related dividend equivalents) remain payable, (A) you will not directly or indirectly solicit or recruit for employment or encourage to leave employment with Bank of America or its Subsidiaries, on your own behalf or on behalf of any other person or entity other than Bank of America or its Subsidiaries, any person who is an associate of Bank of America and its Subsidiaries and (B) to the extent permissible under applicable law, you will not, directly or indirectly, on your own behalf or on behalf of any other person or entity other than Bank of America or its Subsidiaries, solicit any client or customer of Bank of America and its Subsidiaries which you actively solicited or with whom you worked or otherwise had material contact in the course of your employment with Bank of America and its Subsidiaries. Notwithstanding anything in this Agreement to the contrary, if (1) you are a permanent resident of California or (2) you are a tax resident of California who is assigned to perform services for Bank of America or any Subsidiary from an office located in California, the solicitation restriction described in (B) above will not apply to this Award.
          (ii) Detrimental Conduct. You agree that during any period in which Restricted Stock Units (and any related dividend equivalents) remain payable, you will not engage in Detrimental Conduct.
          (iii) Hedging or Derivative Transactions. You agree that during any period in which Restricted Stock Units (and any related dividend equivalents) remain payable, you will not engage in any hedging or derivative transactions involving Bank of America common stock in violation of the Bank of America Corporation Code of Ethics that would undermine the long-term performance incentive created by the Restricted Stock Units.
          (iv) Remedies. Payment of the Restricted Stock Units (and any related dividend equivalents) in accordance with the Payment Schedule set forth in paragraph (a) above is specifically conditioned on the requirement that at all times prior to each payment, you do not engage in solicitation, Detrimental Conduct or hedging or derivative transactions, as described in paragraphs (d)(i), (ii) and (iii), during such period. If Bank of America determines in its reasonable business judgment that you have failed to satisfy such requirements, then any Restricted Stock Units (and any related dividend equivalents) that have not yet been paid as of the date of such determination shall be canceled as of such date of determination.
     (e) FORM OF PAYMENT. Payment of Restricted Stock Units shall be made in the form of one (1) share of Bank of America common stock for each Restricted Stock Unit that is payable.
     (f) DEFINITIONS. For purposes hereof, the following terms shall have the following meanings.
          All Other Terminations means any termination of your employment with Bank of America and its Subsidiaries prior to your having attained the Rule of 60, whether initiated by you or your employer, other than (i) a termination due to your death or Disability, (ii) a termination which constitutes a Workforce Reduction or Divestiture, (iii) a termination with Cause and (iv) a termination in connection with a Change in Control as described in paragraph (b)(iv) above.
          Cause shall be defined as that term is defined in your offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means a termination of your employment with Bank of America and its Subsidiaries if it occurs in conjunction with a determination by your employer that you have (i) committed an act of fraud or dishonesty in the course of your employment; (ii) been convicted of (or plead no contest with respect to) a crime constituting a felony or a crime of comparable magnitude under applicable law (as determined by Bank of America in its sole discretion); (iii) committed an act or omission which causes you or Bank of America or its Subsidiaries to be in violation of federal or state securities laws, rules or regulations and/or the rules of any exchange or association of which Bank of America or its Subsidiaries is a member, including statutory disqualification; (iv) failed to perform your job duties where such failure is injurious to Bank of America or any Subsidiary, or to Bank of America’s or such Subsidiary’s business interests or reputation; (v) materially breached any written policy applicable to your employment with Bank of America or any of its Subsidiaries including, but not limited to, the Bank of America Corporation Code of Ethics and General Policy on Insider Trading; or (vi) made an unauthorized disclosure of any confidential or proprietary information of Bank of America or its Subsidiaries or have committed any other material violation of Bank of America’s written policy regarding Confidential and Proprietary Information.
          Competition means your being engaged, directly or indirectly, whether as a director, officer, employee, consultant, agent or otherwise, with a business entity that is designated as a “Competitive Business” as of the date of your termination of employment. Bank of America shall communicate such list to you.
          Detrimental Conduct means (i) any conduct that would constitute Cause or (ii) any one of the following: (A) any act or omission by you resulting or intended to result in personal gain at the expense of Bank of America or its Subsidiaries; (B) the improper disclosure by you of proprietary, privileged or confidential information of Bank of America or its Subsidiaries or a client or former client of Bank of America or its Subsidiaries or breach of a fiduciary duty owed to Bank of America or its Subsidiaries or a client or former client of Bank of America or its Subsidiaries; (C) improper conduct by you including, but not limited to, fraud, unethical conduct, falsification of the records of Bank of America or its Subsidiaries, unauthorized removal of property or information of Bank of America or its Subsidiaries, intentional violation or negligent disregard for Bank of America’s or its Subsidiaries’ policies, rules and procedures, insubordination, theft, violent acts or threats of violence, unauthorized possession of controlled substances on the property of Bank of America or its Subsidiaries, conduct causing reputational harm to Bank of America or its Subsidiaries or a client of Bank of America or its Subsidiaries or the use of the property, facilities or services of Bank of America or its Subsidiaries for unauthorized or illegal purposes; (D) the performance by you of your employment duties in a manner deemed by Bank of America or its Subsidiaries to be grossly negligent; (E) the commission of a criminal act by you, whether or not performed in the workplace, that subjects, or if generally known, would subject Bank of America or its Subsidiaries to public ridicule or embarrassment; or (F) you taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that result in a significant financial loss to Bank of America or its Subsidiaries during or after the performance year.
          Disability is as defined in the Stock Plan.
          Divestiture means a termination of your employment with Bank of America and its Subsidiaries as the result of a divestiture or sale of a business unit as determined by your employer based on the personnel records of Bank of America and its Subsidiaries.
          Good Reason means, provided that you have complied with the Good Reason Process, the occurrence of any of the following events without your consent: (i) a material diminution in your responsibility, authority or duty; (ii) a material diminution in your base salary except for across-the-board salary reductions based on Bank of America and its Subsidiaries’ financial performance similarly affecting all or substantially all management employees of Bank of America and its Subsidiaries; or (iii) the relocation of the office at which you were principally employed immediately prior to a Change in Control to a location more than fifty (50) miles from the location of such office, or your being required to be based anywhere other than such office, except to the extent you were not previously assigned to a principal location and except for required travel on your employer’s business to an extent substantially consistent with your business travel obligations at the time of the Change in Control.
          Good Reason Process means that (i) you reasonably determine in good faith that a Good Reason condition has occurred; (ii) you notify Bank of America and its Subsidiaries in writing of the occurrence of the Good Reason condition within sixty (60) days of such occurrence; (iii) you cooperate in good faith with Bank of America and its Subsidiaries’ efforts, for a period of not less than thirty (30) days following such notice (the “Cure Period”), to remedy the condition; (iv) notwithstanding such efforts, the Good Reason condition continues to exist following the Cure Period; and (v) you terminate your employment for Good Reason within sixty (60) days after the end of the Cure Period. If Bank of America or its Subsidiaries cures the Good Reason condition during the Cure Period, and you terminate your employment with Bank of America and its Subsidiaries due to such condition (notwithstanding its cure), then you will not be deemed to have terminated your employment for Good Reason.
          Rule of 60 means, as of the date of your termination of employment with Bank of America and its Subsidiaries, you have (i) a length of service of at least ten (10) years and (ii) attained a combined age and years of service equal to at least sixty (60). Your length of service will be determined by your employer, and, in that regard, if you participate in a tax-qualified pension plan sponsored by Bank of America or its Subsidiaries, your length of service shall be your “Vesting Service” under the tax-qualified pension plan in which you participate.
          Workforce Reduction means your termination of employment with Bank of America and its Subsidiaries as a result of a labor force reduction, realignment or similar measure as determined by your employer and (i) you are officially notified in writing of your termination of employment due to a workforce reduction and eligibility for the Corporate Severance Program (or any successor program), or (ii) if not eligible for the Corporate Severance Program, you are notified in writing by an authorized officer of Bank of America or any Subsidiary that the termination is as a result of such action. Your termination of employment shall not be considered due to Workforce Reduction unless you execute all documents required under the Corporate Severance Program or otherwise, including without limitation any required release of claims, within the applicable time frames set forth in such documents or as prescribed by Bank of America. In the event you fail to execute all required documents in a timely fashion, your termination of employment will not be treated as a Workforce Reduction, and if any portion of your Award has been earned or paid to you after your termination of employment but before your failure to execute all required documents, you covenant and agree that you will have no right, title or interest in such amount earned or paid and that you will cause such amount to be returned immediately to Bank of America upon notice.

IN WITNESS WHEREOF, Bank of America has caused this Agreement to be executed by its duly authorized officer, and you have hereunto set your hand, all effective as of the Grant Date listed above.
Brian T. Moynihan
Chief Executive Officer and President